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                                                                    EXHIBIT 10.2
                                                       Initial Stock Option Plan




                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

                            INITIAL STOCK OPTION PLAN

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
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                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
         PURPOSE.............................................................................  1

         SECTION 1 - Definitions.............................................................  1

         SECTION 2 - Administration..........................................................  4

         SECTION 3 - Eligibility.............................................................  4

         SECTION 4 - Common Shares...........................................................  5

         SECTION 5 - Annual Limit............................................................  5

         SECTION 6 - Granting of Options to Key Employees and Consultants....................  6

         SECTION 7 - Terms and Conditions of Options to Key Employees and
              Consultants....................................................................  6

         SECTION 8 - Options for Eligible Non-Employee Directors............................. 12

         SECTION 9 - Option Agreements - Other Provisions.................................... 16

         SECTION 10 - Capital Adjustments.................................................... 16

         SECTION 11 - Amendment or Discontinuance of the Plan................................ 17

         SECTION 12 - Termination of Plan.................................................... 18

         SECTION 13 - Shareholder Approval................................................... 18

         SECTION 14 - Miscellaneous.......................................................... 18

         SECTION 15 - Change in Control...................................................... 20

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                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

                            INITIAL STOCK OPTION PLAN


                                     PURPOSE


                  This ANNUITY AND LIFE RE (HOLDINGS), LTD. INITIAL STOCK OPTION PLAN is intended to provide a means whereby Annuity and Life Re (Holdings), Ltd. may, through the grant of Options to purchase Common Shares of the Company to Key Employees, Non-Employee Directors, and Consultants attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and of any Related Corporation.



                             SECTION 1 - DEFINITIONS

                  As used in the Plan the following words and terms shall have the meaning hereinafter set forth unless the context clearly indicates otherwise:

                  (a) BOARD. The term "Board" shall mean the Board of Directors of the Company.

                  (b) CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) COMMITTEE. The term "Committee" shall mean the Company's Compensation Committee which shall consist of not less than two (2) directors of the Company and who shall be appointed by, and shall serve at the pleasure of, the Board. Each member of such Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. On and after the date the Company first registers equity securities under Section 12 of the Exchange Act, it is intended that each member of the Committee shall be a Rule 16b-3 Non-Employee Director. Notwithstanding the foregoing, if the Committee does not consist solely of two (2) or more Rule 16b-3 Non-Employee Directors, the full Board shall serve as the Committee if it is intended that Options satisfy the advance approval requirements of 17 CFR Section 240.16b-3.

                  (d) COMMON SHARES. The term "Common Shares" shall mean the common shares of the Company, par value $1.00 per share.

                  (e) COMPANY. The term "Company" shall mean Annuity and Life Re (Holdings), Ltd., a Bermuda corporation.


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                  (f)      CONSULTANT.  The term "Consultant" shall mean a
         consultant or advisor who is not an employee of the Company or a Related Corporation and is not a Non-Employee Director, but may include directors, officers, employees and partners of Inter-Atlantic Capital Partners, Inc. or its affiliates.


                  (g) ELIGIBLE NON-EMPLOYEE DIRECTORS. The term "Eligible Non-Employee Director" shall mean a Non-Employee Director who is not a director, officer or employee of Inter-Atlantic Capital Partners, Inc. or its affiliates.

                  (h) EXCHANGE ACT. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) FAIR MARKET VALUE. The term "Fair Market Value" shall mean the fair market value of the optioned Common Shares arrived at by a good faith determination of the Committee and shall be:

                           (1) The quoted closing price, if there is a market for the Common Shares on a registered securities exchange or in an over the counter market, on the date of grant;

                           (2) The weighted average of the quoted closing prices on the nearest date before and the nearest date after the date of grant, if there are no sales on the date of grant but there are sales on dates within a reasonable period both before and after the date of grant;

                           (3) The mean between the bid and asked prices, as reported by the National Quotation Bureau on the date of grant, if actual sales are not available during a reasonable period beginning before and ending after the date of grant; or

                           (4) Such other method of determining fair market value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

                  Where the fair market value of the optioned Common Shares is determined under (2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the date of grant is to be weighted inversely by the respective numbers of trading days between the selling dates and the date of grant (i.e., the valuation date), in accordance with Treas. Reg. Section 20.2031-2(b)(1).

                  (j) ISO. The term "ISO" shall mean an Option which, at the time such Option is granted, qualifies as an incentive stock option within the meaning of section 422 of the Code.


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                  (k)      KEY EMPLOYEE.  The term "Key Employee" shall mean an
      officer or any other key employee of the Company or of a Related Corporation.


                  (l) NON-EMPLOYEE DIRECTOR. The term "Non-Employee Director" shall mean a director of the Company who is not an employee of the Company or a Related Corporation.

                  (m) NQSO. The term "NQSO" shall mean an Option which is not an ISO, and/or is designated as an NQSO in the Option Agreement.


                  (n) OPTION. The term "Option" shall mean any stock option granted to a Key Employee, Non-Employee Director, or Consultant under Sections 7 and 8 hereof.


                  (o) OPTION AGREEMENT. The term "Option Agreement" shall mean a written document evidencing the grant of an Option, as described in
      Section 9.


                  (p) OPTIONEE. The term "Optionee" shall mean a Key Employee, Non-Employee Director, or Consultant to whom an Option has been granted.


                  (q) PLAN. The term "Plan" shall mean the Annuity and Life Re (Holdings), Ltd. Initial Stock Option Plan, as set forth herein and as amended from time to time.

                  (r) RELATED CORPORATION. The term "Related Corporation" shall mean either a corporate subsidiary of the Company, as defined in section 424(f) of the Code, or the corporate parent of the Company, as defined in section 424(e) of the Code.

                  (s) RULE 16B-3 NON-EMPLOYEE DIRECTOR. The term "Rule 16b-3 Non-Employee Director" shall mean a director who:


                           (1) Is not currently an officer (as defined in 17 CFR Section 240.16a-1(f)) of, or otherwise currently employed by, the Company or a parent or subsidiary of the Company within the meaning of 17 CFR Section 240.16b-3(b)(3);



                           (2) Does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company within the meaning of 17 CFR Section 240.16b-3(b)(3) for services rendered as a consultant or in any other capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required under 17 CFR Section 229.404(a);



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                           (3)      Does not possess an interest in any other
                  transaction for which disclosure would be required pursuant to 17 CFR Section 229.404(a); and

                           (4) Is not engaged in a business relationship for which disclosure would be required pursuant to 17 CFR
                  Section 229.404(b).


                           SECTION 2 - ADMINISTRATION


                  The Plan shall be administered by the Committee. The Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees and Consultants to be granted ISOs and/or NQSOs under the Plan, to grant Options on behalf of the Company and to set the date of grant and the other terms of such Options. Options granted to Non-Employee Directors shall be granted pursuant to the formula set forth in Section 8(a) hereof.


                  The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all employees, directors, and consultants, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

                  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.


                             SECTION 3 - ELIGIBILITY


                  Key Employees, Non-Employee Directors, and Consultants shall be eligible to receive Options under the Plan. Key Employees shall be eligible to receive ISOs and/or NQSOs. Non-Employee Directors and Consultants shall be eligible to receive only NQSOs. More than one Option may be granted to a Key Employee, Non-Employee Director, or Consultant under the Plan.



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                            SECTION 4 - COMMON SHARES

                  Options may be granted under the Plan to purchase up to a maximum of 1,700,000 Common Shares, provided that, if prior to June 30, 1998 there has been an initial public offering of the Common Shares, such maximum number of Common Shares shall be automatically adjusted to equal the lesser of
(a) the sum of five percent (5%) of the Common Shares issued by the Company in such initial public offering (including any shares issued pursuant to the overallotment options granted to the underwriters of such offering) plus 150,000 Common Shares or (b) 1,700,000 Common Shares, and provided further that such maximum number of Common Shares shall be subject to further adjustment as provided in Section 10 hereof. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

                  If any Option granted under the Plan expires or otherwise terminates for any reason whatever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option.


                            SECTION 5 - ANNUAL LIMIT

                  (a) ISOs The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under this Plan and any other ISO plan of the Company or a Related Corporation) shall not exceed one hundred thousand dollars ($100,000).

                  (b) OPTIONS OVER ANNUAL LIMIT. If an Option intended as an ISO is granted to a Key Employee and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in subsection
         (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as an NQSO as to the remainder, but shall continue to be subject to the provisions of the Plan that apply to ISOs. For purposes of determining whether an ISO would cause such limitation to be exceeded, the Key Employee's incentive stock options shall be taken into account in the order granted.

                  (c) NQSOs. The annual limit set forth above for ISOs shall not apply to NQSOs.


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         SECTION 6 - GRANTING OF OPTIONS TO KEY EMPLOYEES AND CONSULTANTS

                  From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees and Consultants under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. The granting of an Option under the Plan shall not be deemed either to entitle the Key Employee or Consultant to, or to disqualify the Key Employee or Consultant from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Key Employee or Consultant shall be granted an Option and as to the number of shares to be covered by such Option, the Committee shall take into account the duties of the Key Employee or Consultant, his or her present and potential contributions to the success of the Company or a Related Corporation, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.


         SECTION 7 - TERMS AND CONDITIONS OF OPTIONS TO KEY EMPLOYEES AND CONSULTANTS

                  The Options granted pursuant to the Plan to Key Employees and Consultants shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs, the provisions of section 422(b) of the Code, as the Committee shall deem desirable:

                  (a) NUMBER OF SHARES. A statement of the number of Common Shares to which the Option pertains.

                  (b) PRICE. A statement of the Option exercise price, which shall be determined and fixed by the Committee in its discretion but, in the case of an ISO, shall not be less than the higher of one hundred percent (100%) (one hundred ten percent (110%) in the case of more than ten percent (10%) shareholders as discussed in Subsection (j) below) of the Fair Market Value of the optioned Common Shares, or the par value thereof, on the date the ISO is granted.

                  (c)      TERM.

                           (1) ISOs. Subject to earlier termination as provided in Subsections (e), (f) and (g) below and in Section 10 hereof, the term of each ISO shall be not more than ten
                  (10) years (five (5) years in the case of


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                  more than ten percent (10%) shareholders as discussed in (j)
                  below) from the date of grant.

                           (2) NQSOs. Subject to earlier termination as provided in Subsections (e), (f) and (g) below and in
                  Section 9 hereof, the term of each NQSO shall be not more than ten (10) years from the date of grant.

                  (d)      EXERCISE.

                           (1) GENERAL. Unless otherwise provided in the Option Agreement, Options shall become exercisable in three
                  (3) equal annual installments, commencing with the first anniversary of the grant date; provided that the Committee may accelerate the exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable.

                           Any Common Shares, the right to the purchase of which
                  has accrued under an Option, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                           (2) MANNER OF PAYMENT. The Option exercise price shall be payable:

                                    (A)     In cash or its equivalent;

                                    (B)      If the Committee, in its
                           discretion, so provides in the Option Agreement (as hereinafter defined) or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part, in Common Shares previously acquired by the Optionee, provided that the Committee, in its discretion, may require (i) if such Common Shares were acquired through the exercise of an ISO and are used to pay the Option exercise price of an ISO, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or (ii) if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan


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
                           or through exercise of an ISO and are used to pay the Option exercise price of an NQSO, such shares have been held by the Optionee for a period of more than six (6) months on the date of exercise;

                                    (C)      If the Committee, in its
                           discretion, so provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part, in Common Shares newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an ISO);

                                    (D)      If the Committee, in its
                           discretion, so provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, in any combination of
                           (A), (B) and/or (C) above; or

                                    (E)      If the Committee, in its
                           discretion, so provides in the Option Agreement or, in the case of Options which are not ISOs, if the Committee, in its discretion, so determines at or prior to the time of exercise, by permitting the Optionee to deliver a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

                           In the event such Option exercise price is paid, in
                  whole or in part, with Common Shares, the portion of the Option exercise price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Shares surrendered in payment of such Option exercise price.

                  (e)      TERMINATION OF EMPLOYMENT OR SERVICE.

                           (1) GENERAL. If an Optionee's employment or service with the Company (and Related Corporations) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death, disability, or Cause (as described in paragraph (2) below), such Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of:


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                                    (A)     The expiration date fixed for such
                           Option; or

                                    (B)      An accelerated termination date
                           determined by the Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service and, unless otherwise determined by the Committee, in its discretion, shall not be later than three (3) months after the date of such termination of employment.

                           If an Optionee's employment or service with the
                  Company or a Related Corporation terminates by reason of Cause prior to the expiration date fixed for his or her Option, such Option shall terminate immediately.

                           (2) CAUSE. For purposes of this Plan, unless otherwise defined in an Optionee's employment or service contract with the Company or a Related Corporation, "Cause" shall include insubordination, gross incompetence or misconduct in the performance of, or gross neglect of, Optionee's duties, willful violation of any express direction or of any rule or regulation applicable to such Optionee, any act of fraud or intentional misrepresentation, or embezzlement, misappropriation, or conversion of assets or opportunities of the Company or a Related Corporation.

                  (f) EXERCISE UPON DISABILITY OF OPTIONEE. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment or service and, prior to the expiration date fixed for his or her Option, his or her employment or service is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of:


                           (1)      The expiration date fixed for the Option; or


                           (2) An accelerated termination date determined by the Committee, in its discretion, except that, subject to
                  Section 9 hereof, such accelerated termination date shall not be earlier than the date of termination of employment or service by reason of disability and, unless otherwise determined by the Committee, in its discretion, shall not be later than one (1) year after the date of such termination of employment.

         In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.


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                  (g)      EXERCISE UPON DEATH OF OPTIONEE. If an Optionee shall
         die during his or her employment or service and prior to the expiration date fixed for his or her Option, or if an Optionee whose employment or service is terminated for any reason shall die following his or her termination of employment or service, but prior to the earlier of:

                           (1)      The expiration date fixed for such Option;
                  or

                           (2) The expiration of the period determined under Subsections (e) and (f) above, if applicable;

         such Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of:

                                    (A)      The expiration date specified in
                           such Option (which may be the expiration date determined under Subsections (e) and (f) above, if applicable); or

                                    (B)      An accelerated termination date
                           determined by the Committee, in its discretion except that, subject to Section 9 hereof, such accelerated termination date shall not be later than one (1) year after the date of death.

                  (h)      NON-TRANSFERABILITY.

                           (1)      ISOs. No ISO shall be assignable or
                  transferable by a Key Employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Key Employee, the ISO shall be exercisable only by him or by his or her guardian or legal representative. If the Key Employee is married at the time of exercise and if the Key Employee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Key Employee and the Key Employee's spouse, jointly, with right of survivorship.

                           (2) NQSOs. Except as otherwise provided in any Option Agreement, no NQSO shall be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the NQSO shall be exercisable only by him or by his or her guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and his or her spouse, jointly, with right of survivorship.

                  (i) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any shares covered by his or her Option until the issuance of a share certificate to him or her for such shares.

                  (j) TEN PERCENT SHAREHOLDER. If a Key Employee owns more than ten percent (10%) of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to such Key Employee, the Option exercise price for the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five (5) years from the date the ISO is granted. The conditions set forth in this Subsection (j) shall not apply to NQSOs.

                  (k) LISTING AND REGISTRATION OF SHARES. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

                  (l) WITHHOLDING AND USE OF SHARES TO SATISFY TAX OBLIGATIONS. The obligation of the Company to deliver Common Shares upon the exercise of any Option shall be subject to applicable tax withholding requirements.

                  If the exercise of any Option is subject to the withholding requirements of applicable tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Optionee to satisfy the minimum required withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Common Shares, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or if later, the date on which the Optionee recognizes ordinary income with respect to such exercise). An election to use Common Shares to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Committee may not withhold shares in excess of the number necessary to satisfy the minimum tax withholding requirements.



                  SECTION 8 - OPTIONS FOR NON-EMPLOYEE DIRECTORS


                  (a)      GRANTING OF OPTIONS TO OUTSIDE DIRECTORS.

                           (1) Each person who becomes an Eligible Non-Employee Director shall be granted an NQSO to purchase 15,000 Common Shares on the later of (A) the date he or she becomes an Eligible Non-Employee Director and (B) the date of the Company's initial public offering of its Common Shares.

                           (2) In addition, with respect to the Company's first annual shareholder's meeting after December 31, 1998 and each subsequent annual shareholder's meeting of the Company, each Non-Employee Director whose term as a director has not ended as of the date of such annual shareholder's meeting shall be granted an NQSO to purchase 2,000 Common Shares as of the day of such annual shareholder's meeting.

                  (b) TERMS AND CONDITIONS OF OPTIONS. Options granted to Non-Employee Directors shall expressly specify that they are NQSOs. In addition, such Options shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan:

                           (1) NUMBER OF SHARES. A statement of the number of Common Shares to which the Option pertains.

                           (2) PRICE. A statement of the Option exercise price, which shall be one hundred percent (100%) of the Fair Market Value of the optioned Common Shares on the date the Option is granted.

                           (3) TERM. Subject to earlier termination as provided in Subsections (5), (6) and (7) below, the term of each Option granted under this Section 8 shall be 10 years from the date of grant.

                           (4)      EXERCISE.

                                    (A)      GENERAL. Options granted under
                           Section 8(a)(1) shall become exercisable in three (3) equal annual installments, commencing with the first anniversary of the grant date. Options granted under
                           Section 8(a)(2) shall be immediately exercisable as of the grant date, provided that if such date is not at least one year after the date upon which the Company's initial public offering of its Common Shares was consummated, such Options shall become exercisable on the first anniversary of the consummation of such initial public offering. Any Common Shares, the right to the purchase of which has accrued under an Option, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon the exercise of an Option granted hereunder shall be forfeited.

                                    (B)      MANNER OF PAYMENT. The Option
                           exercise price shall be payable:

                                            (i)      In cash or its equivalent;


                                            (ii)     Unless in the opinion of
                                    counsel to the Company to do so may result in a possible violation of law, in whole or in part through the transfer of Common Shares previously acquired by the Non-Employee Director, provided that if such Common Shares were acquired through exercise of an NQSO or of an option under a similar plan, such Common Shares so transferred shall have been held by the Non-Employee Director for more than six (6) months on the date of exercise;



                                            (iii)    Unless in the opinion of
                                    counsel to the Company to do so may result in a possible violation of law, in whole or in part, in Common Shares newly acquired by the Non-Employee Director upon the exercise of such Option; or


                                            (iv)     In any combination of (i),
                                    (ii), and/or (iii) above.

                                    In the event such Option exercise price is
                           paid, in whole or in part, with Common Shares, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Option of the Common Shares surrendered in payment of such Option exercise price.


                           (5) EXPIRATION OF TERM OR REMOVAL AS DIRECTOR. If a Non-Employee Director's service as a director of the Company terminates prior to the expiration date fixed for his or her Option for any reason (such as, without limitation, failure to be re-elected by the Company's shareholders) other than by disability, death, or Cause (as described in Section 7(e)(2) above), such Option may be exercised, to the extent of the number of Common Shares with respect to which the Non-Employee Director could have exercised it on the date of such termination, by the Non-Employee Director at any time prior to the earlier of:


                                    (A)     The expiration date fixed for such
                           Option; or

                                    (B)      Three (3) months after the date of
                           such termination of service as a director.


                           If a Non-Employee Director's service as a director of
                  the Company terminates by reason of Cause prior to the expiration date fixed for his or her Option, such Option shall terminate immediately.



                           (6) EXERCISE UPON DISABILITY OF NON-EMPLOYEE DIRECTOR. If a Non-Employee Director shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her term as a director of the Company and, prior to the expiration date fixed for his or her Option, his or her term as a director is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Non-Employee Director could have exercised it on the date of such termination, by the Non-Employee Director at any time prior to the earlier of:


                                    (A)     The expiration date fixed for such
                           Option; or

                                    (B)      One year after the date of such
                           termination of service as a director.


                           In the event of the Non-Employee Director's
                  legal disability, such Option may be so exercised by his or her legal representative.



                           (7)      EXERCISE UPON DEATH OF NON-EMPLOYEE
                  DIRECTOR. If a Non-Employee Director shall die during his or her term as a director of the Company and prior to the expiration date fixed for his or her Option, or if a Non-Employee Director whose term as a director has been terminated for any reason shall die following his or her termination as a director, but prior to the earlier of:


                                    (A)     The expiration date fixed for such
                           Option; or

                                    (B)      The expiration of the period
                           determined under Subsections (5) and (6) above, if applicable;


                  such Option may be exercised, to the extent of the number of Common Shares with respect to which the Non-Employee Director could have exercised it on the date of his or her death, by the Non-Employee Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Non-Employee Director, at any time prior to the earlier of:


                                            (i)      The expiration date
                                    specified in such Option (which may be the expiration date determined under Subsections
                                    (5) and (6) above, if applicable); or

                                            (ii)     One year after the date of
                                    death.


                           (8) RIGHTS AS A SHAREHOLDER. A Non-Employee Director shall have no rights as a shareholder with respect to any shares covered by his or her Option until the issuance of a share certificate to him or her for such shares.


                           (9) LISTING AND REGISTRATION OF SHARES. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.


                        SECTION 9 - OPTION AGREEMENTS - OTHER PROVISIONS

                  Options granted under the Plan shall be evidenced by Option Agreements in such form as the Committee shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan for NQSOs granted pursuant to the Plan, and such conditions, not inconsistent with section 422(b) of the Code or the provisions of the Plan for ISOs granted pursuant to the Plan, as the Committee shall deem advisable, and which Option Agreements shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Optionee shall enter into, and be bound by, such Option Agreement.


                        SECTION 10 - CAPITAL ADJUSTMENTS


                  The number of shares which may be issued under the Plan, and the maximum number of shares with respect to which options may be granted during a specified period to any Key Employee, Non-Employee Director, or Consultant under the Plan, as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option exercise price per share under such outstanding Options), shall, subject to the provisions of section 424(a) of the Code, be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.


                  In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation or by a parent or subsidiary of such corporation if such corporation is the employer corporation (as provided in section 424(a) of the Code and the regulations thereunder); provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options to Key Employees and Consultants if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Key Employee and Consultant holding an Option to be terminated not less than seven (7) days' notice prior to any such termination by reason of such a corporate transaction, and any such

Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 7 hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options granted to Key Employees and Consultants become exercisable.

                  The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.


                  SECTION 11 - AMENDMENT OR DISCONTINUANCE OF THE PLAN

                  (a) GENERAL. The Board from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever, except that the following amendments shall require shareholder approval (given in the manner set forth in Section 11(b) below):

                           (1) With respect to ISOs, any amendment which would:

                                    (A)      Change the class of employees
                           eligible to participate in the Plan;

                                    (B)      Except as permitted under Sections
                           4 and 10 hereof, increase the maximum number of Common Shares with respect to which ISOs may be granted under the Plan; or

                                    (C)      Extend the duration of the Plan
                           under Section 12 hereof with respect to any ISOs granted hereunder; and

                           (2)      Any amendment which would require
                  shareholder approval under 17 CFR Section 240.16b-3 in order for the Plan to continue to constitute a "formula plan" with respect to Options granted to Non-Employee Directors, unless (i) the Plan is amended in a manner that takes advantage of another method of complying with 17 CFR Section240.16b-3 with respect to Options granted to Non-Employee Directors, or (ii) compliance with 17 CFR
                  Section 240.16b-3 is not intended.

                  Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

                  (b) SHAREHOLDER APPROVAL REQUIREMENTS. Shareholder approval must meet the following requirements:

                           (1) The approval of shareholders must be by a majority of the votes cast at a meeting duly held in accordance with the applicable laws of Bermuda; and

                           (2) The approval of shareholders must comply with all applicable provisions of the corporate charter, bye-laws, and applicable law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If the applicable law does not prescribe a method and degree of shareholder approval in such case, the approval of shareholders must be effected:

                                    (A)      By a method and in a degree that
                           would be treated as adequate under applicable law of Bermuda in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting); or

                                    (B)      By a majority of the votes cast at
                           a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.


                                    SECTION 12 - TERMINATION OF PLAN

                  Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on December 2, 2007, which date is within ten (10) years after the date the Plan was adopted by the Board (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this Section 12, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on December 2, 2007, which by their terms extend beyond such date.


                                    SECTION 13 - SHAREHOLDER APPROVAL

                  This Plan shall become effective on December 3, 1997 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the shareholders in the manner described in Section 11(b), within twelve (12) months before or after said date, ISOs granted hereunder shall be null and void and no additional ISOs shall be granted hereunder.


                                    SECTION 14 - MISCELLANEOUS

                  (a) GOVERNING LAW. With respect to any ISOs granted pursuant to the Plan and the Option Agreements thereunder, the Plan, such Option Agreements and any ISOs granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the operation of, and the rights of Optionees under, the Plan, the Option Agreements and any Options granted thereunder shall be governed by applicable United States law and otherwise by the laws of Bermuda.

                  (b) RIGHTS. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

                  Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the Company shall have the right, in its discretion, to retire a Key Employee at any time pursuant to its retirement rules or otherwise to terminate an Optionee's employment or service at any time for any reason whatsoever.

                  (c) INDEMNIFICATION OF BOARD AND COMMITTEE. Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf.

                  (d) APPLICATION OF FUNDS. Any cash received in payment for Common Shares upon exercise of an Option shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Shares received in payment for Common Shares upon exercise of an Option shall be cancelled.

                  (e) NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.


                                    SECTION 15 - CHANGE IN CONTROL

                  (a) GENERAL. All outstanding Options shall become fully vested and exercisable upon a Change in Control of the Company. In the event of a Change in Control in which outstanding Options are not assumed by the surviving entity, the Committee shall terminate all outstanding Options on at least seven days' notice. Any such Option which is to be so terminated may be exercised up to, and including the date immediately preceding such termination. In any transaction to which both Section 10 and this Section 15 are applicable, only the provisions of this Section 15 shall apply.

                  (b) DEFINITION OF CHANGE IN CONTROL. For purposes of this Section 15, a "Change in Control" of the Company shall be deemed to have occurred if:

                           (1) Any person, including a group of persons acting in concert, becomes the beneficial owner of shares of the Company having 50 percent or more of the total number of votes that may be cast for the election of directors of the Company;

                           (2) There occurs any cash tender or exchange offer for shares of the Company, merger or other business combination, or any combination of the foregoing transactions, and as a result of or in connection with any such event persons who were directors of the Company before the event shall cease to constitute a majority of the board of directors of the Company or any successor to the Company; or

                           (3) The sale, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by reason of a change in beneficial ownership occurring in connection with the initial public offering of the Common Shares.

                  (c) In the event of a Change in Control of the Company in which holders of Common Shares are entitled only to receive money or other property exclusive of securities, then in lieu of outstanding Options being terminated or assumed by the Surviving Entity, each Optionee shall have the right, at its sole option, to require the Company or such surviving entity to purchase such Optionee's Options (without prior exercise by Optionee) at its fair value as of the day before such transaction became publicly known, as determined by an unaffiliated internationally recognized accounting firm or investment bank selected by the Company or such surviving entity and reasonably acceptable to all electing Optionees.

                  IN WITNESS WHEREOF, Annuity and Life Re (Holdings), Ltd. has caused these presents to be duly executed, under seal, as of this 23rd day of December, 1997.

                                        ANNUITY AND LIFE RE (HOLDINGS), LTD.



                                        By: /s/ Lawrence S. Doyle
                                            -----------------------------------
                                                President